                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  EVANS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                                  [EVANS LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 25, 1995

To the Stockholders:

     The 1995 Annual Meeting of Stockholders of Evans, Inc. will be held at the Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois, on Tuesday, July 25, 1995, at 10:30 a.m., Central Daylight Time, for the following purposes:

     1. To elect two Class I directors to serve until the 1998 Annual Meeting of Stockholders and one Class II director to serve until the 1996 Annual Meeting of Stockholders.

     2. To ratify the selection of Coopers & Lybrand LLP as the independent auditors for the Company for the fiscal year ending March 2, 1996.

     3. To consider and transact such other matters as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on June 6, 1995 are entitled to notice of and to vote at the meeting or any adjournments thereof. A list of such stockholders will be kept at the office of the Secretary at 36 South State Street, Chicago, Illinois, during the ten days prior to the meeting.

                                       By Order of the Board of Directors,

                                                   SAMUEL B. GARBER
                                                    Vice President,
                                             General Counsel and Secretary

Chicago, Illinois
June 20, 1995

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN AND DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED POSTAGE POSTPAID ENVELOPE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                                  [EVANS LOGO]

                             36 SOUTH STATE STREET
                            CHICAGO, ILLINOIS 60603
                                PROXY STATEMENT
                                      FOR
                      1995 ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 25, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Evans, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois, on Tuesday, July 25, 1995 at 10:30 a.m. Central Daylight Time for the purposes set forth in the Notice of Annual Meeting of Stockholders. The approximate mailing date of this material is June 20, 1995.

     Shares represented by valid proxies in the form enclosed which are received prior to the Annual Meeting will be voted in accordance with the directions contained therein. Any proxy returned without specification as to any matter will be voted in accordance with the recommendation of the Board of Directors. A stockholder who attends the Meeting may vote in person rather than by proxy if he so desires. A stockholder may revoke his proxy at any time before it is exercised.

VOTING SECURITIES

     The close of business on June 6, 1995, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On such date, the Company had outstanding 4,918,301 shares of Common Stock (not including 1,415,134 shares held in its treasury), each of which is entitled to one vote on all matters voted upon at the Annual Meeting. A majority of the outstanding shares, represented in person or by proxy, will constitute a quorum at the Meeting.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the Common Stock of the Company owned as of June 6, 1995, by persons who were known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

                                                                        Amount of
                           Name and Address                             Beneficial
                         of Beneficial Owner                            Ownership      Percent
- ----------------------------------------------------------------------  ---------      -------
D. B. Meltzer.........................................................  1,021,720(1)     20.8
  36 South State Street
  Chicago, IL 60603
Peter Cundill & Associates (Bermuda), Ltd. ...........................  1,342,854(2)     27.3
  Clarendon House
  Church Street
  Hamilton, Bermuda
Dimensional Fund Advisors, Ltd. ......................................   342,700 (3)      7.0
  1299 Ocean Avenue
  Santa Monica, CA 90401

- ------------
(1) Including (a) 160,200 shares held in trust for benefit of Mr. Meltzer, with the trustee and Mr. Meltzer having shared voting and investment power and
    (b) 199,935 shares as to which Mr. Meltzer is discretionary life income beneficiary and co-trustee with shared voting and investment power. Mr. Meltzer disclaims beneficial ownership as to such shares.

(2) As reported in Schedule 13D dated February 22, 1995, filed by said firm with the Securities and Exchange Commission which report reflects sole voting power as to 227,000 shares, shared voting power as to 658,354 shares, sole dispositive power as to 477,354 shares and shared dispositive power as to 865,500 shares.

(3) As reported in Schedule 13G dated January 30, 1995, filed by said firm with the Securities and Exchange Commission which report reflects sole voting power as to 216,700 shares, shared voting power as to 126,000 shares and sole dispositive power as to all shares.

1. ELECTION OF DIRECTORS

     The Board of Directors passed a resolution effective May 26, 1995 modifying the Company's By-laws to provide that the Board of Directors shall consist of six directors. The Company's Restated Certificate of Incorporation provides for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect Robert K. Meltzer and Ernest R. Wish as Class I directors for a term of three years expiring at the 1998 Annual Meeting of Stockholders and Patrick J. Regan as a Class II director for a term expiring at the 1996 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. If any of the nominees should become unavailable, such proxy will be voted for a substitute nominee or nominees proposed by the Board of Directors. Management does not anticipate that any nominee will become unavailable. Under
Section 216 of the Delaware General Corporation Law and the Company's By-laws, a majority of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes present in person or presented by proxy at the Meeting and entitled to vote on the election of directors. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     The following table provides information concerning each Director and nominee for election as a Director, and except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

                                                                            Amount and
                                                                            Nature of
                                                                 Year       Beneficial      Percentage
                                                                First       Ownership           of
                      Name and                                  Became        as of        Outstanding
               Principal Occupation(1)                  Age    Director    June 6, 1995    Common Stock
- -----------------------------------------------------   ---    --------    ------------    ------------
CLASS I
NOMINEES TO SERVE UNTIL THE 1998 ANNUAL MEETING OF
STOCKHOLDERS (CLASS I)
Robert K. Meltzer....................................   41       1981          238,144(2)       4.8
  Executive Vice President and General Merchandise
  Manager of the Company
Ernest R. Wish.......................................   64       1994            5,000           --
  Business Consultant
CLASS II
CONTINUING DIRECTOR HAVING A TERM OF OFFICE EXPIRING
AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS (CLASS II)
Dennis S. Bookshester................................   56       1991            1,000           --
  Business Consultant; Director, Playboy Enterprises,
  Inc., AMRE, Inc., Fruit of the Loom, Inc., Sundance
  Homes, Inc.
Patrick J. Regan.....................................   45                     103,500(3)       2.1
  Executive Vice President, Chief Operating Officer,
  Treasurer and Chief Financial Officer
CLASS III
CONTINUING DIRECTORS HAVING A TERM OF OFFICE EXPIRING
AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS (CLASS
  III)
D. B. Meltzer........................................   66       1960        1,021,720(4)      20.8
  Chairman of the Board and Chief Executive Officer
Harold Sussman.......................................   85       1963          126,306(6)       2.6
  Retired Executive Vice President of the Company(5)
All officers and directors as a group................   --       --          1,548,170         31.5

- ------------
(1) Each director has been an officer of the Company, or has been principally employed in the capacity stated, for the past five years, with the exception of Dennis S. Bookshester and Ernest R. Wish who in 1991 and 1994 respectively were unanimously chosen by the directors to fill the vacancies created by the resignations of Leonard Levey and Edmond D. Cicala. Mr. Bookshester was Chairman and Chief Executive Officer of Carson Pirie Scott & Co.'s retail group from 1986 through 1987; a business consultant from 1988 through November 1990; and President and Chief Executive Officer of Zale Corporation, a retail jewelry company, from December 1990 through May 1991. Mr. Wish was a partner of Coopers & Lybrand LLP from 1965 to 1992 and a business consultant from 1992 to 1993, and City Clerk, City of Chicago, September, 1993 through April, 1995.

(2) Includes an option to acquire 50,000 shares and 2,000 shares held as custodian for the benefit of Mr. Meltzer's children of which beneficial interest is disclaimed. Robert K. Meltzer is the son of D. B. Meltzer.

(3) Includes an option to acquire 100,000 shares.

(4) See (1) under "Principal Stockholders" above.

(5) Mr. Sussman is married to the sister of the late A. L. Meltzer, father of D.
    B. Meltzer.

(6) Includes 30,006 shares held by Mr. Sussman's wife and 7,200 shares held by trusts of which Mrs. Sussman is a co-trustee, as to which beneficial ownership is disclaimed.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors maintains an Audit Committee and a Compensation Committee. The Company does not have a standing executive or nominating committee or any committee performing similar functions.

     The members of the Audit Committee are Messrs: Sussman (Chairman), Bookshester and Robert K. Meltzer. The Audit Committee's primary function is to assist in fulfilling the Board's functions relating to the Company's financial statements, the scope of the audit, any comments made by the independent public accountants upon the financial condition of the Company and its accounting controls and procedures, and such other matters as the Committee deems appropriate. The Committee held two meetings during the last fiscal year.

     The Compensation Committee is comprised solely of directors who are not employees of the Company. The Compensation Committee held two meetings during the last fiscal year. The function of the Committee is to make recommendations to the Board of Directors with respect to the compensation of executive officers of the Company and the granting of stock options to selected key employees. The members of the Compensation Committee are Messrs. Bookshester (Chairman), Sussman and Wish.

     Each director who is not an employee of the Company receives an annual fee of $8,000. In addition, each director who is not an employee receives a meeting fee of $1,500 for each meeting of the Board of Directors attended and $1,000 for each committee meeting attended. Directors who are also employees of the Company receive no remuneration for serving as directors. Each director has agreed, for the fiscal year ending March 2, 1996, to reduce all annual, board and committee meeting fees by ten percent. In the event the Company's pre-tax profits meet budget, the 10 percent reduction will be restored.

     The Board of Directors met five times during the fiscal year ended February 25, 1995. Each director attended at least 75% in the aggregate of the total number of meetings of the Board of Directors and of the Committees of the Board on which he served.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table discloses compensation received by the Company's Chief Executive Officer and the four next most highly paid executive officers for the three fiscal years ended February 25, 1995.

                                                           Annual Compensation(1)
                                            ----------------------------------------------------
                Name and                                                            All Other
           Principal Position               Year       Salary        Bonus       Compensation(2)
- -----------------------------------------   ----      --------      -------      ---------------
David B. Meltzer(3)                         1995      $245,000        --             $ 4,032
  Chairman and Chief Executive Officer      1994       245,000        --               2,246
                                            1993       236,495      $18,000            3,308

Patrick J. Regan(4)                         1995       175,000        --                 557
  Executive Vice President,                 1994       175,000        --                 326
  Chief Operating Officer,                  1993       175,000       26,250            1,018
  Treasurer and Chief Financial Officer

Robert K. Meltzer                           1995       175,000        --                 326
  Executive Vice President                  1994       175,000        --                 326
  and General Merchandise Manager           1993       175,000       26,250            1,018

Ronni Stern(5)                              1995       114,583        --               1,440
  Vice President and Director of Stores     1994       125,000        --                 922
                                            1993       125,000       18,750            1,495

John A. Sarama                              1995       122,500        --                 326
  Vice President Operations                 1994       112,000        --                 326
                                            1993        96,250       18,000              306

- ------------
(1) The dollar value of perquisites and other personal benefits for each of the named officers was less than the established reporting thresholds.

(2) "All Other Compensation" only includes the dollar value of insurance premiums paid with respect to term life insurance.

(3) On June 16, 1995, Mr. David B. Meltzer resigned as Chief Executive Officer, effective July 1, 1995, but will continue to serve as Chairman of the Board at an annual salary of $150,000.

(4) Mr. Patrick J. Regan, in addition to being Chief Financial Officer, became Executive Vice President and Chief Operating Officer on April 3, 1991, and on June 16, 1995 was elected President and Chief Executive Officer effective July 1, 1995.

(5) Ms. Ronni Stern joined the Company and was elected Vice President and Director of Stores in September 1990 and on January 30, 1995, her employment terminated due to restructuring of the Company's operations.

STOCK OPTION GRANTS AND EXERCISES

     None of the executive officers named in the Summary Compensation Table was granted or exercised any stock options during the fiscal year ended February 25, 1995.

     Set forth in the following table is information concerning unexercised options held by the named executive officers at the end of the fiscal year ended February 25, 1995.

                                            Number of                      Total Value of Unexercised
                                     Unexercised Options at                   In-The-Money Options
                                        February 25, 1995                   held at February 25, 1995
                                ---------------------------------       ---------------------------------
              Name              Exercisable         Unexercisable       Exercisable         Unexercisable
    -------------------------   -----------         -------------       -----------         -------------
    David B. Meltzer               -0-                 -0-                $-0-                 $-0-
    Patrick J. Regan              100,000              -0-                 -0-                  -0-
    Robert K. Meltzer              50,000              -0-                 -0-                  -0-
    Ronni Stern(1)                 -0-                  20,000             -0-                  -0-
    John A. Sarama                 -0-                 -0-                 -0-                  -0-

- ------------
(1) Ms. Stern relinquished her right to exercise any of her options upon termination of employment.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any previous filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report and the Performance Graph on page 9 shall not be incorporated by reference into any of such filings.

     The executive compensation program is administered by the Compensation Committee of the Board of Directors (the Committee) which is composed of three outside Directors, none of whom is presently an officer or employee of the Company or any of its subsidiaries. The committee determines annual incentive awards and long-term compensation for officers and, at least annually, makes recommendations regarding officer salaries to the Board.

     The Committee believes that corporate performance and, in turn, shareholder value will be enhanced by a compensation system which supports and reinforces the Company's key operating and strategic goals while aligning the financial interests of the Company's executive officers with those of the shareholders. The Company utilizes both short-term and long-term incentive compensation programs to achieve this objective. These programs are tied to store, regional, departmental and Company-wide business goals as well as individual goals. For executive officers, the Company relies on an annual incentive program and stock option program to align the executives' financial interests with those of its shareholders.

     The Company's compensation program for executive officers consists of a base salary, an annual incentive bonus program and a stock option program, all of which are tied to the Company's success in achieving financial and strategic performance goals. The Company's performance goals are proposed by management and are approved by the Board of Directors of the Company as part of the Company's budgeting process.

BASE SALARY

     Each year, the Committee reviews proposals by the Company's Chief Executive Officer ("CEO") for annual base salary for the executive officers other than the CEO. In evaluating the CEO's proposals, the Committee considers (1) the individual executive officer's performance including evaluations thereof provided by the CEO and (2) the Company's performance in relation to its performance goals, which includes pre-tax earnings. The base salaries for all executive officers were unchanged in fiscal 1995, except that Mr. Sarama's annual base salary was increased when he assumed significantly greater responsibilities within the organization.

BONUS OPPORTUNITIES

     Commencing in March, 1995, and continuing through the balance of fiscal 1996 each executive officer of the Company has agreed to reduce his base salary by 10%. In the event the Company's performance goals designated at the beginning of the Company's fiscal year have been met then each executive officer will have his 10% reduction restored for the current and ensuing year. In the event the Company's pre-tax profits do not meet budget, then the 10% reduction will not be restored for the current or following year. In the event the Company's pre-tax profits exceed its budgeted pre-tax profits for the current fiscal year, executives will receive an amount in excess of the 10% reduction. No cash bonuses were paid to executive officers for fiscal years 1994 and 1995.

LONG-TERM STOCK RELATED INCENTIVES

     The Company also has a long-term incentive program consisting of a stock option program under which the Committee reviews and recommends proposed grants of long-term incentive compensation in the form of stock options. The Committee considers stock options to be an important means of insuring that senior executives maintain their incentive to increase the profitability of the Company and the value of the Company's stock. Whether a grant will be made to an executive officer, and in what amount, is determined by the Committee based on the Company's overall performance and the individual's performance. Because the value of stock options is entirely a function of the value of the Company's stock, the Committee believes that this component of the Company's compensation arrangement aligns the interest of the senior executives with those of the Company's shareholders. During fiscal 1995, no stock options were granted.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Committee determined that the compensation of David B. Meltzer, Chief Executive Officer, for the fiscal year ended February 25, 1995, in a manner consistent with the guidelines described above. The Committee evaluated the Company's performance with respect to its stated budget and financial goals that were established and agreed to by Mr. Meltzer before the start of the fiscal year. The Committee also evaluated Mr. Meltzer's personal performance, in view of (a) the personal goals, principally relating to new leased fur departments, he proposed for himself as Chairman and Chief Executive Officer and (b) the extent to which the Company exceeded its financial goals. The Committee determined that Mr. Meltzer's performance was in line with expectations and recommended to the Board of Directors that his salary be maintained at $245,000 per annum.

     The Committee also considered the effect of Internal Revenue Code Section 162(m), which imposes a $1 million limit per year on the corporate tax deduction for compensation paid or accrued with respect to the top five executives of a publicly-held corporation. Performance-based compensation that meets certain requirements will not be subject to this deduction limit. The Committee will continue to monitor the impact of the Section 162(m) limit and to assess various alternatives to minimize or eliminate any loss of tax deductions in future years, provided the alternatives are consistent with the objectives of the Company's executive compensation program.

                                          Dennis S. Bookshester, Chairman
                                          Harold Sussman
                                          Ernest R. Wish

STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Common Stock of the Company for the five-year period beginning February 28, 1990 and ending February 25, 1995, with the cumulative total return on the S&P 500 and a peer group index of Apparel Specialty Chains over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 and a peer group index on February 28, 1990, reinvestment of all cash dividends and equalization of stock splits and dividends).

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG EVANS, INC., THE S&P 500 INDEX, AND A PEER GROUP

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         EVANS, INC      PEER GROUP        S&P 500
2/90                                       100             100             100
2/91                                        58              96             115
2/92                                        54             111             133
2/93                                       108             103             147
2/94                                       125              79             159
2/95                                        54              86             171

                                                                  Cumulative Total Return
                                                        --------------------------------------------
                                                        1990    1991    1992    1993    1994    1995
                                                        ----    ----    ----    ----    ----    ----
    Evans, Inc.......................................   100      58      54     108     125      54
    Peer Group.......................................   100      96     111     103      79      86
    S&P 500..........................................   100     115     133     147     159     171

     The Company's peer group is comprised of five other apparel specialty chains: Ann Taylor Stores Corporation, Cache Inc., Deb Shops Inc., Fredericks of Hollywood Inc., and Gantos Inc.

                REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

     Directors, executive officers, and persons who own more than 10% of a class of the Company's equity securities are required to file certain reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission and with The National Association of Securities Dealers, Inc., with copies to be furnished to the Company.

     Based on its review of copies of such forms or written representation of those persons received by it, the Company believes that the required reports were properly filed with respect to fiscal 1995 transactions.

2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Coopers & Lybrand LLP, who has served as the Company's independent auditors since 1962, to audit the financial statements of the Company for the fiscal year ending March 2, 1996 and proposes that stockholders approve such appointment. The Company expects a representative of Coopers & Lybrand LLP to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting is required to ratify the selection of Coopers & Lybrand LLP.

PROPOSALS OF STOCKHOLDERS FOR 1996 ANNUAL MEETING

     Stockholder proposals may be submitted for inclusion in EVANS 1996 proxy material after the 1995 Annual Meeting but no later than 5 p.m. CST on, February 22, 1996. Proposals must be in writing and sent via registered, certified or express mail to: Office of the Secretary, Evans, Inc., 36 South State Street, Chicago, IL 60603. Facsimile or other forms of electronic submissions will not be accepted.

FINANCIAL STATEMENTS

     The Annual Report of the Company for the fiscal year ended February 25, 1995, is enclosed herewith but does not constitute a part of the proxy soliciting material.

OTHER MATTERS

     Management knows of no other matters which may be brought before the Annual Meeting. However, if any other matter is presented to the Meeting on which a vote properly may be taken, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

     The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, directors, officers or employees of the Company may solicit proxies personally or by telephone or telegraph, and the Company may request persons holding stock in their names or names of their nominees to obtain proxies from and send proxy material to their principals and will reimburse such persons for their expenses in doing so.

     To help assure a quorum at the Annual Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. The signing of the proxy will not prevent your attending the Meeting and voting in person, should you desire. All stockholders are cordially invited to attend the Meeting.

                                            By Order of the Board of Directors

                                                    SAMUEL B. GARBER
                                                    Vice President,
                                             General Counsel and Secretary

Chicago, Illinois
June 20, 1995

                                 EVANS, INC.
                PROXY FOR 1995 ANNUAL MEETING OF STOCKHOLDERS


        The undersigned hereby appoints D.B. Meltzer and Harold Sussman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of EVANS, INC., held of record by the undersigned on June 6, 1995, at the Annual Meeting of Stockholders of Evans, Inc. scheduled to be held at the Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois, on Tuesday, July 25, 1995, at 10:30 a.m., Central Daylight Time, and at any adjournment thereof:

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposals 1 and 2.


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY



                (CONTINUED, AND TO BE DATED AND SIGNED, OVER)

     PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                                                For  Vote Withheld                                              For Against Abstain
1. ELECTION OF TWO CLASS I DIRECTORS, for       / /     / /        2. APPROVE THE SELECTION OF COOPERS          / /   / /   / /
   the term expiring at the 1998 Annual Meeting                       & LYBRAND LLP as the independent auditors
   of Stockholders, and ONE CLASS II Director                         for the Company for the fiscal year
   for the term expiring at the 1996                                  ending March 2, 1996.
   Annual Meeting of Stockholders.

NOMINEES: Robert K. Meltzer, Ernest R.
          Wish and Patrick J. Regan

   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the space provided below.

- ----------------------------------------------

                                                                                    Dated                                    , 1995
                                                                                          ----------------------------------

                                                                                    -----------------------------------------------

                                                                                    -----------------------------------------------
                                                                                    (Please sign your name exactly as shown to the
                                                                                    left. Joint owners should each sign. Executors,
                                                                                    administrators, trustees, etc. should so
                                                                                    indicate to when signing.)

                                                                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                                            PROXY IN THE ENCLOSED ENVELOPE.
